Nationwide Life Insurance Company
o        Nationwide Variable Account - 9

                 Prospectus supplement dated November 2, 2004 to
                          Prospectus dated May 1, 2004

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THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE
READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.
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The  Board of Trustees of the Victory Variable Insurance Funds has approved a proposal to liquidate the following underlying mutual funds:
o        Investment Quality Bond Fund: Class A
o        Small Company Opportunity Fund: Class A

The liquidations are scheduled to take place on or around the close of business on December 29, 2004.

Effective November 12, 2004, the Victory Variable Insurance Funds - Investment Quality Bond Fund: Class A and Victory Variable Insurance Funds - Small Company Opportunity Fund: Class A will no longer be available to exchanges or new purchase payments. Previously, the Victory Variable Insurance Funds - Investment Quality Bond Fund: Class A was closed to new contracts effective May 1, 2000.